UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): June 17, 2004
                                                        -------------


                                  CARMAX, INC.


             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
-------------                   ------------                   ----------
(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


4900 Cox Road, Glen Allen, Virginia                                  23060
-----------------------------------                                  -----
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 804-747-0422

Item 12.             Results of Operations and Financial Condition
--------             ---------------------------------------------

                     The registrant issued a press release on June 17, 2004, announcing its fiscal 2005 first quarter results and second quarter expectations. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this
                     Item 12.

                     The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2)of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the registrant's filings with the U.S. Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.


                     Exhibit Index
                     -------------
                     99.1 Press release, dated June 17, 2004, issued by CarMax, Inc., entitled "CarMax Reports First Quarter Results; Releases Second Quarter Expectations."

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARMAX, INC.


                                    By:      /s/ Keith Browning
                                             ------------------
                                             Keith Browning
                                             Executive Vice President
                                             and Chief Financial Officer





Date:  June 17, 2004